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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2003




                            DAUGHERTY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   PROVINCE OF BRITISH COLUMBIA            0-12185           NOT APPLICABLE
  (STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NO.)




        120 PROSPEROUS PLACE, SUITE 201
              LEXINGTON, KENTUCKY                                  40509-1844
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (859) 263-3948





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ITEM 5.  OTHER EVENTS

         On December 31, 2003 Daugherty Resources, Inc. completed an institutional private placement of its common stock for $5,865,000 and the related transactions contemplated by its securities purchase agreement with the investors, as described in a press release included as an exhibit to this report and incorporated herein by reference.

         (c)  Exhibits.

         EXHIBIT
         NUMBER    EXHIBIT
         -------   -------
          10.1     Securities Purchase Agreement dated as of December 31, 2003 between Daugherty Resources, Inc. and the investors named therein.

          10.2 Registration Rights Agreement dated as of December 31, 2003 between Daugherty Resources, Inc. and the investors named therein.

          10.3 Form of Common Stock Purchase Warrant dated December 31, 2003 issued pursuant to Securities Purchase Agreement dated as of December 31, 2003 between Daugherty Resources, Inc. and the investors named therein

          99.1     Press Release dated January 5, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DAUGHERTY RESOURCES, INC.



Date:  January 2, 2004               By:         /s/  William S. Daugherty
                                          -------------------------------------
                                                   William S. Daugherty
                                                  Chief Executive Officer
                                                 (Duly Authorized Officer)
                                               (Principal Executive Officer)